UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2025

LAKE SHORE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-285836	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On May 14, 2025, Lake Shore Bancorp, Inc., a Maryland corporation (the “Company”), Lake Shore Bancorp, Inc., a Federal corporation, Lake Shore, MHC (the “MHC”) and Lake Shore Savings Bank entered into an Agency Agreement with Raymond James & Associates, Inc. (“Raymond James”). Raymond James will assist in the marketing of the Company’s common stock during the Company’s stock offering in connection with the MHC’s pending conversion from a mutual holding company to a stock holding company.

For its marketing agent services, Raymond James will receive a success fee of 1.35% of the aggregate dollar amount of shares sold in the subscription and community offerings. No fee will be payable to Raymond James with respect to shares purchased by or on behalf of officers, directors, employees or the immediate family of such persons (which for these purposes includes the spouse, parents, siblings and children who live in the same house as the individual), or trusts of or companies controlled by such persons, and qualified and non-qualified employee benefit plans. If the Company conducts a syndicated community offering, the Company will pay a fee of 6.00% of the aggregate dollar amount of common stock sold in the syndicated community offering.

In addition, Raymond James will receive a fee of $30,000 for records agent services, as well as reimbursements, subject to certain limitations, for out-of-pocket expenses and legal expenses related to its marketing agent services and its records agent services.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-285836), filed by the Company under the Securities Act of 1933, as amended, and declared effective by the Securities and Exchange Commission on May 14, 2025.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

1.1	Agency Agreement dated May 14, 2025, by and among Lake Shore Bancorp, Inc., a Maryland corporation, Lake Shore Bancorp, Inc., a Federal corporation, Lake Shore, MHC, Lake Shore Savings Bank and Raymond James & Associates, Inc. (exhibits omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.

By:	/s/ Taylor Gilden
Taylor Gilden
Title: Chief Financial Officer and Treasurer

Date: May 20, 2025